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                                                                    EXHIBIT 99.3



                        CERTIFICATION OF PERIODIC REPORT

I, Elizabeth S. Acton of Comerica Incorporated (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2003

                                                      /s/ Elizabeth S. Acton
                                                     ---------------------------
                                                     Elizabeth S. Acton
                                                     Executive Vice President
                                                     and Chief Financial Officer





A signed original of this written statement required by Section 906 has been provided to Comerica Incorporated and will be retained by Comerica Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.